EVERGREEN SELECT MONEY MARKET TRUST

                               200 Berkeley Street

                           Boston, Massachusetts 02116

                                                             March 1, 2002


Evergreen Service Company
200 Berkeley Street
Boston, Massachusetts 02116

To Whom It May Concern:

Pursuant to Paragraph 1 of the Master Transfer and Recordkeeping Agreement dated September 18, 1997 between Evergreen Service Company and various Funds (the "Agreement"), as defined in the Agreement, this is to notify Evergreen Service Company that Evergreen Special Values Fund, a series of Evergreen Equity Trust, hereby elects to become a Fund party to such Agreement.

                                        EVERGREEN EQUITY TRUST
                                        on behalf of:
                                        Evergreen Special Values Fund

                       By:________________________________

                               Elizabeth A. Smith

                               Assistant Secretary

Accepted and Agreed:

EVERGREEN SERVICE COMPANY



By:___________________________
     Ann Marie Becker
     Managing Director

    Dated as of March 1, 2002